                                                                    Exhibit h.61

                                     FORM OF
                      AMENDMENT TO PARTICIPATION AGREEMENT

                                      AMONG

                               ING PARTNERS, INC.

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                           ING FINANCIAL ADVISERS, LLC

                                       AND

                        SOUTHLAND LIFE INSURANCE COMPANY


     This Amendment is dated as of day of , 2004 by and between ING Partners, Inc. (the "Fund"), ING Life Insurance and Annuity Company (the "Adviser"), ING Financial Advisers, LLC (the "Distributor") and Southland Life Insurance Company (the "Company") (collectively, the "Parties").

     WHEREAS, the Parties entered into a Participation Agreement on May 1, 2002 (the "Agreement") and subsequently amended the Agreement on May 1, 2003;

     WHEREAS, the Parties desire to further amend said Agreement in the manner hereinafter set forth;

     NOW THEREFORE, the parties hereby amend the Agreement in the following form:

     1. By replacing the existing Schedule B with the Schedule B attached hereto.

     2. All of the other provisions contained in the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ING PARTNERS, INC.                                      ING LIFE INSURANCE AND ANNUITY COMPANY

By:                                                     By:
             -----------------------------------                  -------------------------------------------------
Name:                                                   Name:
             -----------------------------------                  -------------------------------------------------
Title:                                                  Title:
             -----------------------------------                  -------------------------------------------------

ING FINANCIAL ADVISERS, LLC                             SOUTHLAND LIFE INSURANCE COMPANY

By:                                                     By:
             -----------------------------------                  -------------------------------------------------
Name:                                                   Name:
             -----------------------------------                  -------------------------------------------------
Title:                                                  Title:
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                                     FORM OF
                                   SCHEDULE B

                               ING PARTNERS, INC.
                              DESIGNATED PORTFOLIOS


ING Aeltus Enhanced Index Portfolio - Initial, Adviser and Service Class
ING Alger Growth Portfolio - Initial, Adviser and Service Class
ING Alger Aggressive Growth Portfolio - Initial, Adviser and Service Class
ING Alger Capital Appreciation Portfolio - Initial, Adviser and Service Class
ING American Century Small Cap Value Portfolio - Initial, Adviser and Service Class
ING Baron Small Cap Growth Portfolio - Initial, Adviser and Service Class
ING Fidelity(R) VIP Contrafund(R) Portfolio** - Initial, Adviser and Service Class
ING Fidelity(R) VIP Growth Portfolio - Initial, Adviser and Service Class
ING Fidelity(R) VIP Value Strategies Portfolio - Initial, Adviser and Service Class
ING Fidelity(R) VIP Equity-Income Portfolio - Initial, Adviser and Service Class
ING Fidelity(R) VIP Mid Cap Portfolio - Initial, Adviser and Service Class
ING Goldman Sachs(R) Capital Growth Portfolio* - Initial, Adviser and Service Class
ING Goldman Sachs(R) Core Equity Portfolio* - Initial, Adviser and Service Class
ING JPMorgan Fleming International Portfolio - Initial, Adviser and Service Class
ING JPMorgan Mid Cap Value Portfolio - Initial, Adviser and Service Class
ING MFS Capital Opportunities Portfolio - Initial, Adviser and Service Class
ING MFS Global Growth Portfolio - Initial, Adviser and Service Class
ING MFS Research Equity Portfolio - Initial, Adviser and Service Class
ING OpCap Balanced Value Portfolio - Initial, Adviser and Service Class
ING PIMCO Total Return Portfolio - Initial, Adviser and Service Class
ING Salomon Brothers Aggressive Growth Portfolio - Initial, Adviser and Service Class
ING Salomon Brothers Investors Value Portfolio - Initial, Adviser and Service Class
ING Salomon Brothers Fundamental Value Portfolio - Initial, Adviser and Service Class
ING T. Rowe Price Growth Equity Portfolio - Initial, Adviser and Service Class
ING UBS Tactical Asset Allocation Portfolio - Initial, Adviser and Service Class
ING Van Kampen Comstock Portfolio - Initial, Adviser and Service Class

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 *Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.
**Fidelity(R) and Contrafund(R) are registered trademarks of FMR Corp.